UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 27, 2006
MFC Development Corp.
(Exact name of registrant as specified in its charter)
Delaware	000-31667	13-3579974
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
271 North Ave. - Suite 520 - New Rochelle, NY 10801
(Address of principal executive offices & zip code)

Registrant's telephone number, including area code:  (914) 636 - 3432

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibits) that are not purely historical facts, including statements regarding MFC Development Corp.'s beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, introduction of products in a timely fashion, market acceptance of new products, cost increases, fluctuations in and obsolescence of inventory, price and product competition, availability of labor and materials, development of new third-party products and techniques that render MFC Development Corp.'s products obsolete, delays in obtaining regulatory approvals, potential product recalls and litigation. Risk factors, cautionary statements and other conditions which could cause MFC Development Corp.'s actual results to differ from management's current expectations are contained in MFC Development Corp.'s filings with the Securities and Exchange Commission. MFC Development Corp. undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

Item 1.01 Entry into a Material Definitive Agreement.

On July 27, 2006, MFC Development Corp.'s (the "Company") adopted the Company's 2006 Equity Incentive Plan (the "Plan") to provide incentives to employees, consultants, officers and directors. The Company reserved 5,000,000 shares of the Company's common stock for issuance under the Plan. The Plan will be administered by the Board of Directors and pursuant to the Plan, the Company may issue stock options, stock purchase awards, restricted stock awards, and warrants.

The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by reference to the Plan.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 27, 2006, the Company's Board of Directors adopted Amended and Restated Bylaws (the "Bylaws") in its entirety effective as of July 27, 2006.

The foregoing description of the Bylaws does not purport to be complete and is qualified in its entirety by reference to the Bylaws.

Item 9.01 Financial Statements and Exhibits.

(d)          Exhibits

   The following exhibit is filed with this report:

Exhibits
EX-3.1	Amended and Restated Bylaws
EX-10.1	2006 Equity Incentive Plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2006	By:	/s/ Victor Brodsky
Victor Brodsky Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)